Exhibit 99.1

                              ABS New Transaction

                            Computational Materials
                            -----------------------


                                $1,830,317,000
                                 (Approximate)

                                  CWABS, Inc.
                                   Depositor

                          ASSET-BACKED CERTIFICATES,
                                SERIES 2004-13




                        [OBJECT OMITTED] Countrywide sm
                        -------------------------------
                                  HOME LOANS
                          Seller and Master Servicer

[OBJECT OMITTED] Countrywide (sm)                  Computational Materials for
-------------------------------         Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                  Series 2004-13
A Countrywide Capital Markets
Company

------------------------------------------------------------------------------

The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED] Countrywide (sm)                  Computational Materials for
-------------------------------         Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                  Series 2004-13
A Countrywide Capital Markets
Company

------------------------------------------------------------------------------


Preliminary Term Sheet                                Date: December 10, 2004

                         $1,830,317,000 (Approximate)
                CWABS Asset-Backed Certificates, Series 2004-13

==================================================================================================================================
              Principal         WAL           Payment Window       Expected Ratings      Last Scheduled         Certificate
  Class(1)     Amount(2)     Call/Mat(3)      (Mos) Call/Mat(3)    (S&P/Moody's)(4)    Distribution Date           Type
  -----        ------        --------         --------------       -------------       -----------------           ----

AF-1(5)        $153,893,000   1.00 / 1.00     1 - 22 / 1 - 22          AAA/Aaa              May 2022         Floating Rate Senior
                                                                                                                  Sequential
AF-2(5)        $30,473,000    2.00 / 2.00    22 - 26 / 22 - 26         AAA/Aaa              Jul 2024           Fixed Rate Senior
                                                                                                                  Sequential
AF-3(5)       $101,427,000    3.00 / 3.00    26 - 51 / 26 - 51         AAA/Aaa              Jan 2031           Fixed Rate Senior
                                                                                                                  Sequential
AF-4(5)        $37,863,000    5.00 / 5.00    51 - 72 / 51 - 72         AAA/Aaa              Jan 2033           Fixed Rate Senior
                                                                                                                  Sequential
AF-5(5)        $56,052,000    7.27 / 10.98   72 - 90 / 72 - 252        AAA/Aaa              May 2035           Fixed Rate Senior
                                                                                                                  Sequential
AF-6(5)        $49,700,000    6.32 / 6.80    37 - 90 / 37 - 250        AAA/Aaa              Apr 2035           Fixed Rate Senior
                                                                                                                    Lockout
MF-1(5)        $14,165,000    5.96 / 7.27    40 - 90 / 40 - 204       [AA+]/Aa1             Apr 2035         Fixed Rate Mezzanine
MF-2(5)        $11,928,000    5.96 / 7.24    40 - 90 / 40 - 196       [AA]/Aa2              Mar 2035         Fixed Rate Mezzanine
MF-3(5)        $7,206,000     5.96 / 7.21    40 - 90 / 40 - 187       [AA-]/Aa3             Feb 2035         Fixed Rate Mezzanine
MF-4(5)        $7,952,000     5.96 / 7.17    40 - 90 / 40 - 180        [A+]/A1              Feb 2035         Fixed Rate Mezzanine
MF-5(5)        $6,461,000     5.96 / 7.13    40 - 90 / 40 - 171        [A]/A2               Jan 2035         Fixed Rate Mezzanine
MF-6(5)        $4,970,000     5.96 / 7.08    40 - 90 / 40 - 163        [A-]/A3              Dec 2034         Fixed Rate Mezzanine
MF-7(5)        $4,970,000     5.96 / 7.01    40 - 90 / 40 - 155      [BBB+]/Baa1            Oct 2034         Fixed Rate Mezzanine
MF-8(5)        $4,970,000     5.96 / 6.91    40 - 90 / 40 - 146      [BBB]/Baa2             Sep 2034         Fixed Rate Mezzanine
BF(5)          $4,970,000     5.96 / 6.73    40 - 90 / 40 - 134      [BBB-]/Baa3            Jun 2034        Fixed Rate Subordinate
AV-1(6)       $246,517,000    1.00 / 1.00     1 - 22 / 1 - 22          AAA/Aaa              Apr 2023         Floating Rate Senior
AV-2(6)       $336,174,000    3.00 / 3.00    22 - 76 / 22 - 76         AAA/Aaa              Apr 2034         Floating Rate Senior
AV-3(6)        $46,371,000    7.24 / 8.62    76 - 90 / 76 - 168        AAA/Aaa              Jun 2035         Floating Rate Senior
AV-4(6)       $400,000,000    2.53 / 2.63     1 - 90 / 1 - 168         AAA/Aaa              Jun 2035         Floating Rate Senior
AV-5(6)        $40,000,000    2.53 / 2.63     1 - 90 / 1 - 168         AAA/Aaa              Jun 2035         Floating Rate Senior
                                                                                                                  Support
MV-1(6)        $61,548,000    4.85 / 5.13    41 - 90 / 41 - 145       [AA+]/Aa1             May 2035      Floating Rate Mezzanine
MV-2(6)        $49,506,000    4.79 / 5.06    40 - 90 / 40 - 139       [AA]/Aa2              May 2035      Floating Rate Mezzanine
MV-3(6)        $28,098,000    4.77 / 5.02    39 - 90 / 39 - 132       [AA-]/Aa3             Apr 2035      Floating Rate Mezzanine
MV-4(6)        $24,753,000    4.75 / 4.99    39 - 90 / 39 - 128        [A+]/A1              Apr 2035      Floating Rate Mezzanine
MV-5(6)        $24,753,000    4.74 / 4.96    38 - 90 / 38 - 123        [A]/A2               Apr 2035      Floating Rate Mezzanine
MV-6(6)        $21,408,000    4.73 / 4.93    38 - 90 / 38 - 118        [A-]/A3              Mar 2035      Floating Rate Mezzanine
MV-7(6)        $21,408,000    4.73 / 4.89    38 - 90 / 38 - 112      [BBB+]/Baa1            Feb 2035      Floating Rate Mezzanine
MV-8(6)        $15,387,000    4.72 / 4.83    37 - 90 / 37 - 105      [BBB]/Baa2             Jan 2035      Floating Rate Mezzanine
BV(6)          $17,394,000    4.71 / 4.76    37 - 90 / 37 - 99       [BBB-]/Baa3            Dec 2034     Floating Rate Subordinate

----------------------------------------------------------------------------------------------------------------------------------
   Total:    1,830,317,000
----------------------------------------------------------------------------------------------------------------------------------

     (1) The margins on the Class AV-1, Class AV-2, Class AV-3, Class AV-4 and Class AV-5 Certificates double and the margins on the Floating Rate Subordinate Certificates are equal to 1.5x the related original margin after the Clean-up Call date. The fixed rate coupon on the Class AF-5 Certificates increases by 0.50% after the Clean-up Call date.

     (2) The principal balance of each Class of Certificates is subject to a 10% variance.

     (3)  See "Pricing Prepayment Speed" below.

     (4) Rating Agency Contacts: [Elizabeth Mooney, Standard & Poors, 212.438.7636; Tamara Zaliznyak, Moody's Ratings, 212.553.7761.]

     (5) The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates (collectively, the "Class AF Certificates") and the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and Class BF Certificates (collectively the "Fixed Rate Subordinate Certificates") are backed primarily by the cashflows from the Group 1 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from loan group 1 may be used to make certain payments to the Certificates related to loan group 2.

     (6) The Class AV-1, Class AV-2, Class AV-3, Class AV-4 and Class AV-5 Certificates (collectively the "Class AV Certificates") and the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates (collectively, the "Floating Rate Subordinate Certificates" and, together with the Fixed Rate Subordinate Certificates, the "Subordinate Certificates") are backed primarily by the cashflows from the Group 2 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from loan group2 may be used to make certain payments to the Certificates related to loan group 1.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED] Countrywide (sm)                  Computational Materials for
-------------------------------         Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                  Series 2004-13
A Countrywide Capital Markets
Company

------------------------------------------------------------------------------



Trust:                          Asset-Backed Certificates, Series 2004-13.

Depositor:                      CWABS, Inc.

Seller:                         Countrywide Home Loans, Inc. ("Countrywide").

Master Servicer:                Countrywide Home Loans Servicing LP.

Underwriters:                   Countrywide Securities Corporation (Lead
                                Manager), Citigroup Global Markets (Co-
                                Manager) and Credit Suisse First Boston
                                (Co-Manager).

Trustee: The Bank of New York, a New York banking corporation.

Fixed Rate Certificates:        The "Fixed Rate Certificates" consist of the
                                Class AF Certificates (other than the Class
                                AF-1 Certificates) and the Fixed Rate
                                Subordinate Certificates.

Floating Rate Certificates:     The "Floating Rate Certificates" consist of
                                the Class AF-1, Class AV-1, Class AV-2, Class
                                AV-3, Class AV-4 and Class AV-5 and Floating
                                Rate Subordinate Certificates.

Senior Certificates:            Together, the Class AV Certificates and the
                                Class AF Certificates are referred to herein as the "Senior Certificates."

Offered Certificates:           The Senior Certificates and the Subordinate
                                Certificates are together referred to herein as the "Offered Certificates" and are expected to be offered as described in the final prospectus supplement.

Non-Offered                     Certificates: The "Non-Offered Certificates"
                                consist of the Class CF, Class PF, Class CV,
                                Class PV and Class A-R Certificates.

                                The Offered Certificates and Non-Offered
                                Certificates are together referred to herein as the "Certificates."

Federal Tax Status:             It is anticipated that the Senior Certificates
                                and the Subordinate Certificates will represent ownership of REMIC regular interests for tax purposes.

Registration:                   The Offered Certificates will be available in
                                book-entry form through DTC, Clearstream and the Euroclear System.

Statistical Pool
Calculation Date:               [December] 1, 2004.

Cut-off Date:                   As to any Mortgage Loan, the later of
                                [December] 1, 2004 and the origination date of such Mortgage Loan.

Expected Pricing Date:          December [13], 2004.

Expected Closing Date:          December [30], 2004.

Expected Settlement Date:       December [30], 2004.

Distribution Date:              The 25th day of each month (or, if not a
                                business day, the next succeeding business
                                day), commencing in January 2005.

Accrued Interest:               The price to be paid by investors for the
                                Floating Rate Certificates will not include accrued interest (i.e., settling flat). The price to be paid by investors for the Fixed
                                Rate Certificates will include accrued
                                interest from December 1, 2004 up to, but not including, the Settlement Date.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED] Countrywide (sm)                  Computational Materials for
-------------------------------         Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                  Series 2004-13
A Countrywide Capital Markets
Company

------------------------------------------------------------------------------


Interest Accrual Period:        The "Interest Accrual Period" for each
                                Distribution Date with respect to the
                                Floating Rate Certificates will be the period beginning with the previous Distribution Date
                                (or, in the case of the first Distribution
                                Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 day basis). The "Interest Accrual
                                Period" for each Distribution Date with
                                respect to the Fixed Rate Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 day basis).

ERISA Eligibility:              The Senior Certificates and the Subordinate
                                Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or Section 4975 of the
                                Internal Revenue Code of 1986, as amended, subject to certain considerations.

SMMEA Eligibility:              The Senior Certificates, Class MF-1, [Class
                                MF-2, Class MF-3,] Class MV-1, [Class MV-2 and the Class MV-3] Certificates will constitute "mortgage related securities" for the purposes of SMMEA. The remaining
                                Offered Certificates will not constitute
                                "mortgage related securities" for purposes of SMMEA

Optional Termination:           The "Clean-up Call" may be exercised once the
                                aggregate principal balance of the Mortgage
                                Loans is less than or equal to 10% of the sum of the Pre-Funded Amount and the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment Speed:       The Senior Certificates and the Subordinate
                                Certificates will be priced based on the following collateral prepayment assumptions:

                                ----------------------------------------------
                                Fixed Rate Mortgage Loans (Group 1)
                                ----------------------------------------------
                                100% PPC assumes 20% HEP (i.e., prepayments
                                start at 2.0% CPR in month one, and increase
                                by 2.0% CPR each month to 20% CPR in month
                                ten, and remain at 20% CPR thereafter).
                                ----------------------------------------------

                                ----------------------------------------------
                                Adjustable Rate Mortgage Loans (Group 2)
                                ----------------------------------------------
                                100% PPC, which assumes 4% CPR in month 1, an additional 1/11th of 16% CPR for each month thereafter, building to 20% CPR in month 12 and remaining constant at 20% CPR until month 26, increasing to and remaining constant at 60% CPR from month 27 until month 30 and decreasing and remaining constant at 32% CPR from month 31 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.
                                ----------------------------------------------

Mortgage Loans:                 The collateral tables included in these
                                Computational Materials as Appendix A
                                represent a statistical pool of Mortgage Loans with scheduled balances as of the Statistical
                                Pool Calculation Date (the "Statistical
                                Pool"). It is expected that (a) additional mortgage loans will be included in the Trust on the Closing Date and (b) certain Mortgage
                                Loans may be prepaid or otherwise deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date (the "Closing Date
                                Pool"). The characteristics of the Closing
                                Date Pool may vary from the characteristics of the Statistical Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.

                                As of the Statistical Pool Calculation Date, the aggregate principal balance of the Mortgage Loans was approximately $1,026,376,984 (the "Mortgage Loans") of which: (i) approximately $277,990,545 were fixed rate Mortgage Loans made to borrowers with credit-blemished histories (the "Group 1 Mortgage Loans" or "Fixed Rate Mortgage Loans") and (ii) approximately $748,386,439 were adjustable rate Mortgage Loans made to borrowers with credit-blemished histories (the "Group 2 Mortgage Loans" or "Adjustable Rate Mortgage Loans").


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED] Countrywide (sm)                  Computational Materials for
-------------------------------         Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                  Series 2004-13
A Countrywide Capital Markets
Company

------------------------------------------------------------------------------

Pre-Funded Amount:              A deposit of not more than $458,750,000 (the
                                "Pre-Funded Amount") will be made to a
                                pre-funding account (the "Pre-Funding
                                Account") on the Closing Date. From the
                                Closing Date through February 13, 2005 (the
                                "Funding Period"), the Pre-Funded Amount will be used to purchase subsequent mortgage loans
                                (the "Subsequent Mortgage Loans"), which will be included in the Trust to create a final pool of Mortgage Loans (the "Final Pool"). The characteristics of the Final Pool will vary from the characteristics of the Closing Date
                                Pool, although any such difference is not expected to be material. It is expected that, after giving effect to the purchase of Subsequent Mortgage Loans during the Funding
                                Period, the Final Pool of Mortgage Loans will be comprised of approximately $497,000,000 of Group 1 Mortgage Loans and approximately
                                $1,338,000,000 of Group 2 Mortgage Loans. Any portion of the Pre-Funded Amount remaining on the last day of the Funding Period will be distributed as principal on the Certificates on the immediately following Distribution
                                Date.

Pass-Through Rate:              The Pass-Through Rate for each Class of
                                Floating Rate Certificates will be equal to the lesser of (a) one-month LIBOR plus the margin for such Class, and (b) the related Net
                                Rate Cap.

                                The Pass-Through Rate on each Class of Fixed
                                Rate Certificates will be equal to the lesser of (a) the fixed rate for such Class and (b) the related Net Rate Cap.

Adjusted Net
Mortgage Rate:                  The "Adjusted Net Mortgage Rate" for each
                                Mortgage Loan is equal to the gross mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate and (b) the trustee fee rate (such sum, the "Expense Fee Rate").

Net Rate Cap:                   The "Net Rate Cap" is generally equal to the
                                following (subject to certain exceptions described in the prospectus supplement):

                                ----------------------------------------------
                                Class
                                ----------------------------------------------
                                AF and Fixed    The weighted average Adjusted
                                Rate            Net Mortgage Rate of the
                                Subordinate     Group 1 Mortgage Loans
                                                (adjusted, in the case of
                                                the Class AF-1 Certificates,
                                                to an effective rate reflecting
                                                the accrual of  interest on an
                                                actual/360 basis).
                                ----------------------------------------------
                                AV and          The weighted average Adjusted
                                Floating        Net Mortgage Rate of the
                                Rate            Group 2 Mortgage Loans
                                Subordinate     (adjusted to an effective rate
                                                reflecting the accrual of
                                                interest on an actual/360
                                                basis).
                                ----------------------------------------------

Net Rate Carryover:             For any Class of Senior Certificates and
                                Subordinate Certificates and any Distribution
                                Date, the "Net Rate Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon if the applicable Pass-Through Rate had not been limited by the applicable Net Rate Cap over
                                (ii) the amount of interest accrued based on the applicable Net Rate Cap, and (b) the aggregate of any unpaid Net Rate Carryover from previous Distribution Dates together with accrued interest thereon at the related
                                Pass-Through Rate (without giving effect to the applicable Net Rate Cap). Net Rate
                                Carryover will be paid to the extent available from proceeds received on the applicable
                                Corridor Contract and Excess Cashflow
                                remaining from the related loan group, as described under the headings "Fixed Rate
                                Certificates Priority of Distributions" and
                                "Adjustable Rate Certificates Priority of
                                Distributions" below.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED] Countrywide (sm)                  Computational Materials for
-------------------------------         Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                  Series 2004-13
A Countrywide Capital Markets
Company

------------------------------------------------------------------------------


Corridor Contracts:             The Trust will include two Corridor Contracts,
                                one for the benefit of the Class AF-1
                                Certificates and the other for the benefit of the Class AV and Floating Rate Subordinate
                                Certificates (the "Class AF-1 Corridor
                                Contract" and "Class AV and Floating Rate
                                Subordinate Corridor Contract," respectively, and, collectively, the "Corridor Contracts").
                                After the Closing Date, the notional amount of the Corridor Contracts will each amortize down pursuant to the related amortization schedule
                                (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the related Certificates.
                                With respect to each Distribution Date,
                                payments received on (a) the Class AF-1
                                Corridor Contract will be available to pay the holders of the Class AF-1 Certificates the related Net Rate Carryover and (b) the Class
                                AV and Floating Rate Subordinate Corridor
                                Contract will be available to pay the holders of the Class AV and the Floating Rate
                                Subordinate Certificates the related Net Rate
                                Carryover, pro rata, first based on
                                certificate principal balances thereof and second based on any remaining unpaid Net Rate
                                Carryover. Any amounts received on the
                                Corridor Contracts on a Distribution Date that are not used to pay any Net Rate Carryover on the related Certificates on such Distribution
                                Date will be distributed to the holder of the related class of Class C Certificate(s) and will not be available for payments of any Net
                                Rate Carryover on any class of Certificates on future Distribution Dates.

Credit Enhancement:             The Trust will include the following credit
                                enhancement mechanisms, each of which is intended to provide credit support for some or all of the Senior Certificates and the Subordinate Certificates, as the case may be:

                                  1)  Subordination
                                  2)  Overcollateralization
                                  3)  Excess Cashflow


                               ------------------------------------------------------------------------------------------
                                    Class            S&P/ Moody's           Initial Target      Target Subordination at
                                                                             Subordination              Stepdown
                               ------------------------------------------------------------------------------------------
                               AF                       AAA/Aaa                 16.00%                   32.00%
                               ------------------------------------------------------------------------------------------
                               MF-1                    [AA+]/Aa1                13.15%                   26.30%
                               ------------------------------------------------------------------------------------------
                               MF-2                    [AA]/Aa2                 10.75%                   21.50%
                               ------------------------------------------------------------------------------------------
                               MF-3                    [AA-]/Aa3                 9.30%                   18.60%
                               ------------------------------------------------------------------------------------------
                               MF-4                     [A+]/A1                  7.70%                   15.40%
                               ------------------------------------------------------------------------------------------
                               MF-5                     [A]/A2                   6.40%                   12.80%
                               ------------------------------------------------------------------------------------------
                               MF-6                     [A-]/A3                  5.40%                   10.80%
                               ------------------------------------------------------------------------------------------
                               MF-7                   [BBB+]/Baa1                4.40%                    8.80%
                               ------------------------------------------------------------------------------------------
                               MF-8                   [BBB]/Baa2                 3.40%                    6.80%
                               ------------------------------------------------------------------------------------------
                               BF                     [BBB-]/Baa3                2.40%                    4.80%
                               ------------------------------------------------------------------------------------------
                               AV                       AAA/Aaa                 23.30%                   46.60%
                               ------------------------------------------------------------------------------------------
                               MV-1                    [AA+]/Aa1                18.70%                   37.40%
                               ------------------------------------------------------------------------------------------
                               MV-2                    [AA]/Aa2                 15.00%                   30.00%
                               ------------------------------------------------------------------------------------------
                               MV-3                    [AA-]/Aa3                12.90%                   25.80%
                               ------------------------------------------------------------------------------------------
                               MV-4                     [A+]/A1                 11.05%                   22.10%
                               ------------------------------------------------------------------------------------------
                               MV-5                     [A]/A2                   9.20%                   18.40%
                               ------------------------------------------------------------------------------------------
                               MV-6                     [A-]/A3                  7.60%                   15.20%
                               ------------------------------------------------------------------------------------------
                               MV-7                   [BBB+]/Baa1                6.00%                   12.00%
                               ------------------------------------------------------------------------------------------
                               MV-8                   [BBB]/Baa2                 4.85%                    9.70%
                               ------------------------------------------------------------------------------------------
                               BV                     [BBB-]/Baa3                3.55%                    7.10%
                               ------------------------------------------------------------------------------------------


Subordination:                  The Fixed Rate Subordinate Certificates will
                                be subordinate to, and provide credit support for, the Class AF Certificates. The Floating
                                Rate Subordinate Certificates will be
                                subordinate to, and provide credit support for, the Class AV Certificates. The Class AV-5
                                Certificates will provide additional credit support to the Class AV-4 Certificates. Among the Subordinate Certificates in a certificate


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED] Countrywide (sm)                  Computational Materials for
-------------------------------         Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                  Series 2004-13
A Countrywide Capital Markets
Company

------------------------------------------------------------------------------


                                group, Certificates with a higher Class
                                designation will be subordinate to, and
                                provide credit support for, those Subordinate Certificates in that certificate group with a lower Class designation.

Fixed Rate
Overcollateralization Target:   Prior to the Fixed Rate Stepdown Date,
                                the initial Overcollateralization Target for the Fixed Rate Mortgage Loans will be equal to 2.40% of the sum of the aggregate principle balance of the Fixed Rate Mortgage Loans as of the Cut-off Date and the portion of the Pre-Funded Amount (approximately $124,250,000) allocable to Loan Group 1 (the "Initial Fixed
                                Rate O/C Target"). The initial amount of fixed rate overcollateralization will be 0.00%.

                                On or after the Fixed Rate Stepdown Date, the Fixed Rate Overcollateralization Target will be equal to 4.80% of the principal balance of the Fixed Rate Mortgage Loans for the related Distribution Date, subject to a floor (the "Fixed Rate O/C Floor") of 0.50% of the sum of the aggregate principal balance of the Fixed Rate Mortgage Loans as of the Cut-off Date and the portion of the Pre-Funded Amount allocable to Loan Group 1.

                                However, if a Fixed Rate Trigger Event (as described below) is in effect on the related Distribution Date, the Fixed Rate Overcollateralization Target will be equal to the Fixed Rate Overcollateralization Target on the prior Distribution Date.

Adjustable Rate
Overcollateralization Target:   Prior to the Adjustable Rate Stepdown
                                Date, the initial Overcollateralization Target for the Adjustable Rate Mortgage Loans will be equal to 3.55% of the sum of the aggregate principal balance of the Adjustable Rate
                                Mortgage Loans as of the Cut-off Date and the portion of the Pre-Funded Amount
                                (approximately $334,500,000) allocable to Loan
                                Group 2 (the "Initial Adjustable Rate O/C
                                Target"). The initial amount of adjustable rate overcollateralization will be 0.35%.

                                On or after the Adjustable Rate Stepdown Date, the Adjustable Rate Overcollateralization Target will be equal to 7.10% of the aggregate principal balance of the Adjustable Rate Mortgage Loans for the related Distribution Date, subject to a floor (the "Adjustable Rate O/C Floor") of 0.50% of the sum of the aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date and the portion of the Pre-Funded Amount allocable to Loan Group 2.

                                However, if an Adjustable Rate Trigger Event
                                (as described below) is in effect on the related Distribution Date, the Adjustable Rate Overcollateralization Target will be equal to the Adjustable Rate Overcollateralization Target on the prior Distribution Date.

Fixed Rate Trigger Event:       Either a Fixed Rate Delinquency Trigger Event
                                or a Fixed Rate Cumulative Loss Trigger Event.

Adjustable Rate Trigger
Event: Either an Adjustable Rate Delinquency Trigger Event or an Adjustable Rate Cumulative Loss Trigger Event.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED] Countrywide (sm)                  Computational Materials for
-------------------------------         Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                  Series 2004-13
A Countrywide Capital Markets
Company

------------------------------------------------------------------------------


Fixed Rate
Delinquency Trigger Event:      With respect to the Class AF and Fixed Rate
                                Subordinate Certificates, a "Fixed Rate
                                Delinquency Trigger Event" will be in effect for any Distribution Date on or after the Fixed Rate Stepdown Date if the three month rolling average 60+ day delinquency percentage
                                (including bankruptcy, foreclosure, and REO) for the outstanding Fixed Rate Mortgage Loans equals or exceeds [TBD%] times the Fixed Rate
                                Senior Enhancement Percentage.

                                As used above, the "Fixed Rate Senior
                                Enhancement Percentage" with respect to any Distribution Date on or after the Fixed Rate Stepdown Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate principal balance of the Fixed Rate Mortgage Loans for the preceding Distribution Date, over (ii) the sum of the certificate principal balances of the Class AF Certificates, or, if the Class AF Certificates have been reduced to zero, the certificate principal balance of the most senior class of Fixed Rate Subordinate Certificates outstanding, as of the immediately preceding master servicer advance date, and the denominator of which is equal to
                                (b) the aggregate principal balance of the Fixed Rate Mortgage Loans for the preceding Distribution Date.

Fixed Rate Cumulative
Loss Trigger Event:             With respect to the Class AF and Fixed Rate
                                Subordinate Certificates, a "Fixed Rate
                                Cumulative Loss Trigger Event" will be in effect for any Distribution Date on or after the Fixed Rate Stepdown Date if the aggregate amount of realized losses on the Fixed Rate
                                Mortgage Loans exceeds the applicable
                                percentage of the sum of the aggregate
                                principal balance of the Fixed Rate Mortgage
                                Loans and the portion of the Pre-Funded Amount allocable to Loan Group 1, as set forth below:


                                Period
                                (month)         Percentage
                                --------        ----------
                                37 - 48         [TBD%] with respect to January 2008, plus an additional
                                                1/12th of [TBD]% for each month thereafter
                                49 - 60         [TBD%] with respect to January 2009, plus an additional
                                                1/12th of [TBD]% for each month thereafter
                                61 - 72         [TBD%] with respect to January 2010, plus an additional
                                                1/12th of [TBD]% for each month thereafter
                                73 - 85         [TBD%] with respect to January 2011, plus an additional
                                                1/12th of [TBD]% for each month thereafter
                                86+             [TBD%]

Adjustable Rate
Delinquency Trigger Event:      With respect to the Adjustable Rate
                                Certificates (other than the Class AF-1
                                Certificates), an "Adjustable Rate Delinquency
                                Trigger Event will be in effect for any
                                Distribution Date on and after the Adjustable
                                Rate Stepdown Date if the three month rolling average 60+ day delinquency percentage
                                (including bankruptcy, foreclosure, and REO) for the outstanding Adjustable Rate Mortgage
                                Loans equals or exceeds [TBD%] times the Adjustable Rate Senior Enhancement Percentage.

                                As used above, the "Adjustable Rate Senior
                                Enhancement Percentage" with respect to any Distribution Date on or after the Adjustable Rate Stepdown Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate principal balance of the Adjustable Rate Mortgage Loans for the preceding Distribution Date, over (ii) the sum of the certificate principal balances of the Class AV Certificates, or, if the Class AV Certificates have been reduced to zero, the certificate principal balance of the most senior class of Floating Rate Subordinate Certificates outstanding, as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate principal balance of the Adjustable Rate Mortgage Loans for the preceding Distribution Date.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED] Countrywide (sm)                  Computational Materials for
-------------------------------         Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                  Series 2004-13
A Countrywide Capital Markets
Company

------------------------------------------------------------------------------


Adjustable Rate Cumulative
 Loss Trigger Event:            With respect to the Floating Rate Certificates
                                (other than the Class AF-1 Certificates), an
                                "Adjustable Rate Cumulative Loss Trigger
                                Event" will be in effect for any Distribution
                                Date on and after the Adjustable Rate Stepdown
                                Date if the aggregate amount of realized losses on the Adjustable Rate Mortgage Loans exceeds the applicable percentage of the sum of the aggregate principal balance of the Adjustable Rate Mortgage Loans as of the
                                Cut-off Date and the portion of Pre-Funded
                                Amount allocable to Loan Group 2, as set forth below:

                                Period
                                (month)         Percentage
                                -------         ----------
                                37 - 48         [TBD%] with respect to January 2008, plus an additional
                                                1/12th of [TBD]% for each month thereafter
                                49 - 60         [TBD%] with respect to January 2009, plus an additional
                                                1/12th of [TBD]% for each month thereafter
                                61 - 72         [TBD%] with respect to January 2010, plus an additional
                                                1/12th of [TBD]% for each month thereafter
                                73+             [TBD%]

Fixed Rate Stepdown Date:       The earlier to occur of:
                                   (i) the Distribution Date on which the
                                        aggregate certificate principal
                                        balance of the Class AF Certificates
                                        is reduced to zero; and
                                  (ii) the later to occur of:
                                        a. the Distribution Date in January
                                           2008
                                        b. the first Distribution Date
                                           on which the aggregate certificate
                                           principal balance of the Class AF
                                           Certificates is less than or equal
                                           to 68.00% of the principal balance
                                           of the Fixed Rate Mortgage Loans
                                           for such Distribution Date.

Adjustable Rate
Stepdown Date:                  The earlier to occur of:
                                   (i) the Distribution Date on which the
                                        aggregate certificate principal balance
                                        of the AV Certificates is reduced to
                                        zero; and
                                  (ii) the later to occur of:
                                        a. the Distribution Date in January
                                           2008
                                        b. the first Distribution Date on
                                           which the aggregate certificate
                                           principal balance of the Class AV
                                           Certificates is less than or equal
                                           to 53.40% of the principal balance
                                           of the Adjustable Rate Mortgage
                                           Loans for such Distribution Date.

Allocation of Losses:           Any realized losses on the Mortgage Loans not
                                covered by Excess Interest or the O/C related to such Mortgage Loans will be allocated to each class of the Subordinate Certificates in the related certificate group in reverse order of their payment priority: (i) in the case of the Fixed Rate Mortgage Loans, first to the Class BF Certificates, then to the Class MF-8
                                Certificates, then to the Class MF-7
                                Certificates, then to the Class MF-6
                                Certificates, then to the Class MF-5
                                Certificates, then to the Class MF-4
                                Certificates, then to the Class MF-3
                                Certificates, then to the Class MF-2
                                Certificates and last to the Class MF-1
                                Certificates and (ii) in the case of the Adjustable Rate Mortgage Loans, first to the
                                Class BV Certificates, then to the Class MV-8
                                Certificates, then to the Class MV-7
                                Certificates, then to the Class MV-6
                                Certificates, then to the Class MV-5
                                Certificates, then to the Class MV-4
                                Certificates, then to the Class MV-3
                                Certificates, then to the Class MV-2
                                Certificates and last to the Class MV-1
                                Certificates; in each case, until the
                                respective certificate principal balance of each such class of Subordinate Certificates has been reduced to zero. On any Distribution
                                Date on which (a) the aggregate certificate principal balance of the Class AV Certificates is greater than (b) the sum of (i) the aggregate principal balance of the Adjustable
                                Rate Mortgage Loans and (ii) any amount on deposit in the Pre-Funding Account allocable to Loan Group 2, the certificate principal balance of the Class AV-5 Certificates will be reduced by its prorata portion of any current realized losses allocable to both the Class
                                AV-4 and Class AV-5 Certificates, as described in the prospectus supplement.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED] Countrywide (sm)                  Computational Materials for
-------------------------------         Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                  Series 2004-13
A Countrywide Capital Markets
Company

------------------------------------------------------------------------------


Fixed Rate Certificates
Priority of Distributions:      Available funds from the Group 1 Mortgage
                                Loans will be distributed in the following order of priority:

                                1)  Interest funds, sequentially, as
                                    follows: (a) from interest collections
                                    related to the Group 1 Mortgage Loans,
                                    concurrently to each class of Class AF
                                    Certificates current and unpaid
                                    interest, then (b) from remaining
                                    interest collections related to the
                                    Group 1 Mortgage Loans, current
                                    interest, sequentially, to the Class
                                    MF-1, Class MF-2, Class MF-3, Class
                                    MF-4, Class MF-5, Class MF-6, Class
                                    MF-7, Class MF-8 and Class BF
                                    Certificates;

                                2)  Principal funds, sequentially, as
                                    follows: (a) to the Class AF
                                    Certificates (in the manner and
                                    priority set forth under "Class AF
                                    Principal Distributions" below), then
                                    (b) from principal collections
                                    remaining after payment of (a), above,
                                    sequentially, to the Class MF-1, Class
                                    MF-2, Class MF-3, Class MF-4, Class
                                    MF-5, Class MF-6, Class MF-7, Class
                                    MF-8 and Class BF Certificates, each
                                    as described under "Fixed Rate
                                    Principal Paydown" below;

                                3)  Any Fixed Rate Excess Cashflow, to the
                                    Class AF and Fixed Rate Subordinate
                                    Certificates to build or restore Fixed
                                    Rate O/C as described under "Fixed
                                    Rate Overcollateralization Target" and
                                    "Fixed Rate Principal Paydown,"
                                    respectively;

                                4)  Any remaining Fixed Rate Excess
                                    Cashflow to pay any unpaid interest
                                    and then to pay any unpaid realized
                                    loss amounts, sequentially, to the
                                    Class MF-1, Class MF-2, Class MF-3,
                                    Class MF-4, Class MF-5, Class MF-6,
                                    Class MF-7, Class MF-8 and Class BF
                                    Certificates;

                                5)  Any remaining Fixed Rate Excess
                                    Cashflow to pay Net Rate Carryover
                                    related to the Class AF Certificates
                                    (after, in the case of the Class AF-1
                                    Certificates, application of amounts
                                    received on the Class AF-1 Corridor
                                    Contract) and the Fixed Rate
                                    Subordinate Certificates (as described
                                    below);

                                6)  To restore any Adjustable Rate O/C as
                                    described under "Adjustable Rate
                                    Overcollateralization Target" and
                                    "Adjustable Rate Principal Paydown,"
                                    respectively (after application of the
                                    Adjustable Rate Excess Cashflow);

                                7)  To pay any unpaid realized loss
                                    amounts, sequentially, to the Class
                                    MV-1, Class MV-2, Class MV-3, Class
                                    MV-4, Class MV-5, Class MV-6, Class
                                    MV-7, Class MV-8 and Class BV
                                    Certificates (after application of the
                                    Adjustable Rate Excess Cashflow);

                                8)  To the Non-Offered Certificate(s), any
                                    remaining amount as described in the
                                    Pooling and Servicing Agreement.

                                Fixed Rate Excess Cashflow available to cover related Net Rate Carryover will generally be distributed to the applicable Fixed Rate Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

                                As described in the prospectus supplement, under certain circumstances principal or interest from one Loan Group may be used to pay the Certificates related to the other Loan Group.

Adjustable Rate Certificates
Priority of Distributions:      Available funds from the Group 2 Mortgage
                                Loans will be distributed in the following order of priority:

                                1)  Interest funds, sequentially, as
                                    follows: (a) from interest collections
                                    related to the Group 2 Mortgage Loans,
                                    concurrently to each class of Class AV
                                    Certificates current and unpaid
                                    interest, then (b) from remaining
                                    interest collections related to the
                                    Group 2 Mortgage Loans, current
                                    interest sequentially to the Class
                                    MV-1, Class MV-2, Class MV-3, Class
                                    MV-4, Class MV-5, Class MV-6, Class
                                    MV-7, Class MV-8 and Class BV
                                    Certificates;

                                2)  Principal funds, sequentially, as
                                    follows: (a) to the Class AV
                                    Certificates (in the manner and
                                    priority set forth under "Class AV
                                    Principal Distributions" below), then
                                    (b) from principal collections
                                    remaining after payment of (a), above,
                                    sequentially, to the Class MV-1, Class
                                    MV-2, Class MV-3, Class MV-4, Class
                                    MV-5, Class MV-6, Class MV-7, Class
                                    MV-8 and Class BV Certificates, each
                                    as described under "Adjustable Rate
                                    Principal Paydown" below;


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED] Countrywide (sm)                  Computational Materials for
-------------------------------         Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                  Series 2004-13
A Countrywide Capital Markets
Company

------------------------------------------------------------------------------


                                3)  Any Adjustable Rate Excess Cashflow,
                                    to the Class AV and Floating Rate
                                    Subordinate Certificates to build or
                                    restore Adjustable Rate O/C as
                                    described under "Adjustable Rate
                                    Overcollateralization Target" and
                                    "Adjustable Rate Principal Paydown,"
                                    respectively;

                                4)  Any remaining Adjustable Rate Excess
                                    Cashflow to pay any unpaid interest
                                    and then to pay any unpaid realized
                                    loss amounts, sequentially, to the
                                    Class MV-1, Class MV-2, Class MV-3,
                                    Class MV-4, Class MV-5, Class MV-6,
                                    Class MV-7, Class MV-8 and Class BV
                                    Certificates;

                                5)  Any remaining Adjustable Rate Excess
                                    Cashflow to pay Net Rate Carryover on
                                    the Class AV and Floating Rate
                                    Subordinate Certificates remaining
                                    unpaid after application of amounts
                                    received under the Class AV and
                                    Floating Rate Subordinate Corridor
                                    Contract (as described above);

                                6)  To restore any Fixed Rate O/C as
                                    described under "Fixed Rate
                                    Overcollateralization Target" and
                                    "Fixed Rate Principal Paydown,"
                                    respectively (after application of the
                                    Fixed Rate Excess Cashflow);

                                7)  To pay any unpaid realized loss
                                    amounts, sequentially, to the Class
                                    MF-1, Class MF-2, Class MF-3, Class
                                    MF-4, Class MF-5, Class MF-6, Class
                                    MF-7, Class MF-8 and Class BF
                                    Certificates (after application of the
                                    Fixed Rate Excess Cashflow);

                                8)  To the Non-Offered Certificate(s), any
                                    remaining amount as described in the
                                    Pooling and Servicing Agreement.

                                Adjustable Rate Excess Cashflow available to cover related Net Rate Carryover (after application of amounts received under the Class AV and Floating Rate Subordinate Corridor Contract) will generally be distributed to the applicable Class AV and Floating Rate Subordinate Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

                                As described in the prospectus supplement, under certain circumstances principal or interest from one Loan Group may be used to pay the Certificates related to the other Loan Group.

Fixed Rate
Principal Paydown:              Prior to the Fixed Rate Stepdown Date or if a
                                Fixed Rate Trigger Event is in effect on any Distribution Date, 100% of the available principal funds from the Fixed Rate Mortgage
                                Loans will be paid to the Class AF
                                Certificates until they are reduced to zero
                                (in the manner and priority set forth under "Class AF Principal Distribution" below), provided, however, that if the Class AF
                                Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class MF-1, Class
                                MF-2, Class MF-3, Class MF-4, Class MF-5,
                                Class MF-6, Class MF-7, Class MF-8 and the
                                Class BF Certificates.

                                On any Distribution Date on or after the Fixed Rate Stepdown Date, and if a Fixed Rate Trigger Event is not in effect on such Distribution Date, each of the Class AF and the Fixed Rate Subordinate Certificates will be entitled to receive payments of principal related to the Fixed Rate Mortgage Loans in the following order of priority: (i) first, to the Class AF Certificates, such that the sum of the unpaid principal balance of the Class AF Certificates in the aggregate will have 32.00% subordination, (ii) second, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-1 Certificates such that the Class MF-1 Certificates will have 26.30% subordination,
                                (iii) third, from remaining principal
                                collections related to the Fixed Rate Mortgage Loans, to the Class MF-2 Certificates such that the Class MF-2 Certificates will have 21.50% subordination, (iv) fourth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-3 Certificates such that the Class MF-3 Certificates will have 18.60% subordination,
                                (v) fifth, from remaining principal
                                collections related to the Fixed Rate Mortgage Loans, to the Class MF-4 Certificates such that the Class MF-4 Certificates will have 15.40% subordination, (vi) sixth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-5 Certificates such that the Class MF-5 Certificates will have 12.80% subordination,
                                (vii) seventh, from remaining principal
                                collections related to the Fixed Rate Mortgage Loans, to the Class MF-6 Certificates such that the Class MF-6 Certificates will have 10.80% subordination, (viii) eighth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-7 Certificates such that the Class MF-7 Certificates will have 8.80% subordination,
                                (ix) ninth, from


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED] Countrywide (sm)                  Computational Materials for
-------------------------------         Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                  Series 2004-13
A Countrywide Capital Markets
Company

------------------------------------------------------------------------------


                                remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-8 Certificates such that the Class MF-8 Certificates will have 6.80% subordination and
                                (x) tenth, from remaining principal
                                collections related to the Fixed Rate Mortgage Loans, to the Class BF Certificates such that the Class BF Certificates will have 4.80% subordination; each subject to the related O/C Floor.

Adjustable Rate
Principal Paydown:              Prior to the Adjustable Rate Stepdown Date or
                                if an Adjustable Rate Trigger Event is in effect on any Distribution Date, (i) 100% of the available principal funds from the Adjustable Rate Mortgage Loans will be paid to the Class AV Certificates until they are reduced to zero (in the manner and priority set forth under "Class AV Principal
                                Distribution" below), provided, however, that if the AV Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class
                                MV-1, Class MV-2, Class MV-3, Class MV-4,
                                Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates.

                                On any Distribution Date on or after the Adjustable Rate Stepdown Date, and if an Adjustable Rate Trigger Event is not in effect on such Distribution Date, the Class AV and Floating Rate Subordinate Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, to the Class AV Certificates (as described below under "Class AV Principal Distributions"), in each case, such that the Class AV Certificates in the aggregate will have 46.60% subordination, (ii) second, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-1 Certificates such that the Class MV-1 Certificates will have 37.40% subordination,
                                (iii) third, from remaining principal
                                collections relating to the Adjustable Rate
                                Mortgage Loans, to the Class MV-2 Certificates such that the Class MV-2 Certificates will have 30.00% subordination, (iv) fourth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-3 Certificates such that the Class MV-3 Certificates will have 25.80% subordination, (v) fifth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-4 Certificates such that the Class MV-4 Certificates will have 22.10% subordination,
                                (vi) sixth, from remaining principal
                                collections relating to the Adjustable Rate
                                Mortgage Loans, to the Class MV-5 Certificates such that the Class MV-5 Certificates will have 18.40% subordination, (vii) seventh, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-6 Certificates such that the Class MV-6 Certificates will have 15.20% subordination, (viii) eighth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-7 Certificates such that the Class MV-7 Certificates will have 12.00% subordination,
                                (ix) ninth, from remaining principal
                                collections relating to the Adjustable Rate
                                Mortgage Loans, to the Class MV-8 Certificates such that the Class MV-8 Certificates will have 9.70% subordination and (x) tenth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class BV Certificates such that the Class BV Certificates will have 7.10% subordination; each subject to the O/C Floor.

Class AV
Principal Distributions:        Concurrently, (i) [58.8424244805%]% to the
                                Class AV-1, Class AV-2 and Class AV-3
                                Certificates and (ii) [41.1575755195]% to the Class AV-4 and Class AV-5 Certificates, to:
                                (A) the Class AV-1, Class AV-2 and Class AV-3
                                Certificates, sequentially in that order, in each case until the certificate principal balance thereof is reduced to zero, and
                                (B) the Class AV-4 and Class AV-5
                                Certificates, pro rata, based on the
                                certificate principal balances thereof, in each case until the certificate principal balance thereof is reduced to zero.

                                Notwithstanding the foregoing order of
                                priority, on any Distribution Date on which the aggregate certificate principal balance of the Class AV Certificates is greater than the sum of (i) the aggregate principal balance of the Adjustable Rate Mortgage Loans and (ii) any amount on deposit in the Pre-Funding Account allocable to Loan Group 2, any principal funds related to Loan Group 2 will be paid: Concurrently, (i) [58.8424244805%]%
                                to the Class AV-1, Class AV-2 and Class AV-3
                                Certificates and (ii) [41.1575755195%]% to the Class AV-4 and Class AV-5 Certificates, to:


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED] Countrywide (sm)                  Computational Materials for
-------------------------------         Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                  Series 2004-13
A Countrywide Capital Markets
Company

------------------------------------------------------------------------------



                                (A) the Class AV-1, Class AV-2 and Class AV-3 Certificates, pro rata, based on the certificate principal balances thereof, in each case until the certificate principal balance thereof is reduced to zero, and

                                (B) the Class AV-4 and Class AV-5
                                Certificates, pro rata, based on the
                                certificate principal balances thereof, in each case until the certificate principal balance thereof is reduced to zero.

Class AF
Principal Distributions:        Principal will be distributed to the AF
                                Certificates in the following order of
                                priority:

                                1.  To the Class AF-6 Certificates; the
                                    Lockout Percentage of the principal
                                    collections related to Loan Group 1,
                                    as described below:

                                          Month           Lockout Percentage
                                          -----           ------------------
                                         1 - 36                   0%
                                         37 - 60                  45%
                                         61 - 72                  80%
                                         73 - 84                 100%
                                      85 and after               300%

                                2.  Sequentially, to the Class AF-1, Class
                                    AF-2, Class AF-3, Class AF-4, Class
                                    AF-5 and Class AF-6 Certificates, in
                                    that order, in each case until the
                                    certificate principal balance thereof
                                    is reduced to zero.

               [Discount Margin Tables, Available Funds Schedule
                       and Collateral Tables to Follow]


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED] Countrywide (sm)                  Computational Materials for
-------------------------------         Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                  Series 2004-13
A Countrywide Capital Markets
Company

------------------------------------------------------------------------------


                     Discount Margin/Yield Tables (%) (1)

     Class AF-1 (To Call)
     -------------------------------------------------------------------------
          Margin                   0.20%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
      DM @ 100-00               20         20         20         20         20
     =========================================================================
      WAL (yr)                1.61       1.21       1.00       0.86       0.77
      MDUR (yr)               1.57       1.19       0.98       0.85       0.77
      First Prin Pay         Jan05      Jan05      Jan05      Jan05      Jan05
      Last Prin Pay          Mar08      Apr07      Oct06      Jun06      Apr06
     -------------------------------------------------------------------------


     Class AF-1 (To Maturity)
     -------------------------------------------------------------------------
          Margin                   0.20%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
      DM @ 100-00               20         20         20         20         20
     =========================================================================
      WAL (yr)                1.61       1.21       1.00       0.86       0.77
      MDUR (yr)               1.57       1.19       0.98       0.85       0.77
      First Prin Pay         Jan05      Jan05      Jan05      Jan05      Jan05
      Last Prin Pay          Mar08      Apr07      Oct06      Jun06      Apr06
     -------------------------------------------------------------------------

     Class AF-2 (To Call)
     -------------------------------------------------------------------------
          Coupon                  3.624%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       Yield @ 100-00        3.579      3.551      3.524      3.499      3.475
     =========================================================================
      WAL (yr)                3.63       2.55       2.00       1.66       1.43
      MDUR (yr)               3.34       2.39       1.90       1.58       1.37
      First Prin Pay         Mar08      Apr07      Oct06      Jun06      Apr06
      Last Prin Pay          Jan09      Oct07      Feb07      Oct06      Jul06
     -------------------------------------------------------------------------


     Class AF-2 (To Maturity)
     -------------------------------------------------------------------------
          Coupon               3.624%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       Yield @ 100-00        3.579      3.551      3.524      3.499      3.475
     =========================================================================
      WAL (yr)                3.63       2.55       2.00       1.66       1.43
      MDUR (yr)               3.34       2.39       1.90       1.58       1.37
      First Prin Pay         Mar08      Apr07      Oct06      Jun06      Apr06
      Last Prin Pay          Jan09      Oct07      Feb07      Oct06      Jul06
     -------------------------------------------------------------------------



(1) See definition of Pricing Prepayment Speed above.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED] Countrywide (sm)                  Computational Materials for
-------------------------------         Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                  Series 2004-13
A Countrywide Capital Markets
Company

------------------------------------------------------------------------------


     Class AF-3 (To Call)
     -------------------------------------------------------------------------
          Coupon                     3.937%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       Yield @ 100-00        3.920      3.897      3.875      3.853      3.832
     =========================================================================
      WAL (yr)                6.08       3.98       3.00       2.40       2.03
      MDUR (yr)               5.27       3.61       2.77       2.25       1.91
      First Prin Pay         Jan09      Oct07      Feb07      Oct06      Jul06
      Last Prin Pay          Oct14      Sep10      Mar09      Mar08      Jul07
     -------------------------------------------------------------------------


     Class AF-3 (To Maturity)
     -------------------------------------------------------------------------
          Coupon                     3.937%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       Yield @ 100-00        3.920      3.897      3.875      3.853      3.832
     =========================================================================
      WAL (yr)                6.08       3.98       3.00       2.40       2.03
      MDUR (yr)               5.27       3.61       2.77       2.25       1.91
      First Prin Pay         Jan09      Oct07      Feb07      Oct06      Jul06
      Last Prin Pay          Oct14      Sep10      Mar09      Mar08      Jul07
     -------------------------------------------------------------------------


     Class AF-4 (To Call)
     -------------------------------------------------------------------------
          Coupon                     4.542%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       Yield @ 100-00        4.552      4.536      4.516      4.497      4.469
     =========================================================================
      WAL (yr)               11.89       7.41       5.00       3.84       2.84
      MDUR (yr)               8.99       6.14       4.37       3.45       2.61
      First Prin Pay         Oct14      Sep10      Mar09      Mar08      Jul07
      Last Prin Pay          Jan19      Sep14      Dec10      Jun09      Jul08
     -------------------------------------------------------------------------


     Class AF-4 (To Maturity)
     -------------------------------------------------------------------------
          Coupon                     4.542%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       Yield @ 100-00        4.552      4.536      4.516      4.497      4.469
     =========================================================================
      WAL (yr)               11.89       7.41       5.00       3.84       2.84
      MDUR (yr)               8.99       6.14       4.37       3.45       2.61
      First Prin Pay         Oct14      Sep10      Mar09      Mar08      Jul07
      Last Prin Pay          Jan19      Sep14      Dec10      Jun09      Jul08
     -------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED] Countrywide (sm)                  Computational Materials for
-------------------------------         Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                  Series 2004-13
A Countrywide Capital Markets
Company

------------------------------------------------------------------------------



     Class AF-5 (To Call)
     -------------------------------------------------------------------------
          Coupon                     5.112%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       Yield @ 100-00        5.133      5.122      5.109      5.094      5.079
     =========================================================================
      WAL (yr)               14.40       9.98       7.27       5.52       4.41
      MDUR (yr)               9.96       7.64       5.93       4.70       3.86
      First Prin Pay         Jan19      Sep14      Dec10      Jun09      Jul08
      Last Prin Pay          May19      Dec14      Jun12      Oct10      Sep09
     -------------------------------------------------------------------------


     Class AF-5 (To Maturity)
     -------------------------------------------------------------------------
          Coupon                     5.112%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       Yield @ 100-00        5.223      5.250      5.256      5.239      5.194
     =========================================================================
      WAL (yr)               19.61      14.74      10.98       8.04       5.80
      MDUR (yr)              11.98       9.95       8.02       6.26       4.78
      First Prin Pay         Jan19      Sep14      Dec10      Jun09      Jul08
      Last Prin Pay          Jul33      May30      Dec25      Mar22      Apr19
      ------------------------------------------------------------------------


     Class AF-6 (To Call)
     -------------------------------------------------------------------------
           Coupon                     4.564%
      ------------------------------------------------------------------------
      Percent of Pricing       50%        75%       100%       125%       150%
      Prepayment Speed

     =========================================================================
       Yield @ 100-00        4.560      4.556      4.551      4.542      4.533
     =========================================================================
      WAL (yr)                7.98       7.09       6.32       5.38       4.61
      MDUR (yr)               6.44       5.87       5.34       4.66       4.07
      First Prin Pay         Jan08      Jan08      Jan08      Feb08      Jun08
      Last Prin Pay          May19      Dec14      Jun12      Oct10      Sep09
     -------------------------------------------------------------------------


     Class AF-6 (To Maturity)
     -------------------------------------------------------------------------
                Coupon                     4.564%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       Yield @ 100-00        4.561      4.557      4.554      4.552      4.552
     =========================================================================
      WAL (yr)                8.04       7.27       6.80       6.57       6.50
      MDUR (yr)               6.47       5.97       5.66       5.51       5.46
      First Prin Pay         Jan08      Jan08      Jan08      Feb08      Jun08
      Last Prin Pay          May33      Mar30      Oct25      Jan22      Feb19
     -------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED] Countrywide (sm)                  Computational Materials for
-------------------------------         Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                  Series 2004-13
A Countrywide Capital Markets
Company

------------------------------------------------------------------------------



     Class MF-1 (To Call)
     -------------------------------------------------------------------------
                Coupon                     5.079%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       Yield @ 100-00        5.092      5.079      5.065      5.051      5.039
     =========================================================================
      WAL (yr)               11.19       7.85       5.96       4.75       4.10
      MDUR (yr)               8.22       6.26       4.98       4.10       3.61
      First Prin Pay         Feb11      Apr09      Apr08      Feb08      Apr08
      Last Prin Pay          May19      Dec14      Jun12      Oct10      Sep09
     -------------------------------------------------------------------------


     Class MF-1 (To Maturity)
     -------------------------------------------------------------------------
                Coupon                     5.079%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       Yield @ 100-00        5.095      5.085      5.074      5.063      5.054
     =========================================================================
      WAL (yr)               12.90       9.42       7.27       5.88       5.07
      MDUR (yr)               8.89       7.04       5.75       4.84       4.29
      First Prin Pay         Feb11      Apr09      Apr08      Feb08      Apr08
      Last Prin Pay          Apr31      Jun26      Dec21      Oct18      May16
     -------------------------------------------------------------------------


     Class MF-2 (To Call)
     -------------------------------------------------------------------------
                Coupon                     5.129%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       Yield @ 100-00        5.142      5.129      5.115      5.101      5.089
     =========================================================================
      WAL (yr)               11.19       7.85       5.96       4.75       4.07
      MDUR (yr)               8.20       6.25       4.97       4.10       3.58
      First Prin Pay         Feb11      Apr09      Apr08      Feb08      Mar08
      Last Prin Pay          May19      Dec14      Jun12      Oct10      Sep09
     -------------------------------------------------------------------------


     Class MF-2 (To Maturity)
     -------------------------------------------------------------------------
                Coupon                     5.129%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       Yield @ 100-00        5.146      5.135      5.124      5.113      5.104
     =========================================================================
      WAL (yr)               12.87       9.39       7.24       5.86       5.02
      MDUR (yr)               8.86       7.01       5.72       4.82       4.24
      First Prin Pay         Feb11      Apr09      Apr08      Feb08      Mar08
      Last Prin Pay          Sep30      Aug25      Apr21      Feb18      Nov15
     -------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED] Countrywide (sm)                  Computational Materials for
-------------------------------         Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                  Series 2004-13
A Countrywide Capital Markets
Company

------------------------------------------------------------------------------



     Class MF-3 (To Call)
     -------------------------------------------------------------------------
          Coupon                     5.278%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       Yield @ 100-00        5.293      5.280      5.265      5.250      5.237
     =========================================================================
      WAL (yr)               11.19       7.85       5.96       4.75       4.04
      MDUR (yr)               8.13       6.21       4.95       4.08       3.54
      First Prin Pay         Feb11      Apr09      Apr08      Jan08      Mar08
      Last Prin Pay          May19      Dec14      Jun12      Oct10      Sep09
     -------------------------------------------------------------------------


     Class MF-3 (To Maturity)
     -------------------------------------------------------------------------
                Coupon                     5.278%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       Yield @ 100-00        5.296      5.286      5.274      5.263      5.253
     =========================================================================
      WAL (yr)               12.84       9.36       7.21       5.83       4.97
      MDUR (yr)               8.76       6.95       5.67       4.78       4.19
      First Prin Pay         Feb11      Apr09      Apr08      Jan08      Mar08
      Last Prin Pay          Dec29      Oct24      Jul20      Jul17      May15
     -------------------------------------------------------------------------


     Class MF-4 (To Call)
     -------------------------------------------------------------------------
          Coupon                     5.526%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       Yield @ 100-00        5.544      5.530      5.515      5.499      5.486
     =========================================================================
      WAL (yr)               11.19       7.85       5.96       4.74       4.04
      MDUR (yr)               8.02       6.14       4.91       4.04       3.52
      First Prin Pay         Feb11      Apr09      Apr08      Jan08      Feb08
      Last Prin Pay          May19      Dec14      Jun12      Oct10      Sep09
     -------------------------------------------------------------------------


     Class MF-4 (To Maturity)
     -------------------------------------------------------------------------
          Coupon                     5.526%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       Yield @ 100-00        5.547      5.536      5.524      5.512      5.501
     =========================================================================
      WAL (yr)               12.81       9.32       7.17       5.80       4.95
      MDUR (yr)               8.61       6.84       5.60       4.71       4.14
      First Prin Pay         Feb11      Apr09      Apr08      Jan08      Feb08
      Last Prin Pay          Jun29      Feb24      Dec19      Feb17      Jan15
     -------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED] Countrywide (sm)                  Computational Materials for
-------------------------------         Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                  Series 2004-13
A Countrywide Capital Markets
Company

------------------------------------------------------------------------------


     Class MF-5 (To Call)
     -------------------------------------------------------------------------
                Coupon                     5.625%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
      Yield @ 100-00         5.644      5.630      5.615      5.598      5.584
     =========================================================================
      WAL (yr)               11.19       7.85       5.96       4.74       4.02
      MDUR (yr)               7.97       6.12       4.89       4.03       3.50
      First Prin Pay         Feb11      Apr09      Apr08      Jan08      Feb08
      Last Prin Pay          May19      Dec14      Jun12      Oct10      Sep09
     -------------------------------------------------------------------------


     Class MF-5 (To Maturity)
     -------------------------------------------------------------------------
          Coupon                     5.625%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       Yield @ 100-00        5.648      5.636      5.624      5.611      5.600
     =========================================================================
      WAL (yr)               12.76       9.26       7.13       5.76       4.89
      MDUR (yr)               8.54       6.79       5.55       4.68       4.09
      First Prin Pay         Feb11      Apr09      Apr08      Jan08      Feb08
      Last Prin Pay          Aug28      Apr23      Mar19      Jul16      Jul14
     -------------------------------------------------------------------------


     Class MF-6 (To Call)
     -------------------------------------------------------------------------
          Coupon                     5.725%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       Yield @ 100-00        5.746      5.731      5.716      5.699      5.684
     =========================================================================
      WAL (yr)               11.19       7.85       5.96       4.74       4.02
      MDUR (yr)               7.93       6.09       4.88       4.02       3.49
      First Prin Pay         Feb11      Apr09      Apr08      Jan08      Feb08
      Last Prin Pay          May19      Dec14      Jun12      Oct10      Sep09
     -------------------------------------------------------------------------


     Class MF-6 (To Maturity)
     -------------------------------------------------------------------------
          Coupon                     5.725%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
      Yield @ 100-00         5.749      5.737      5.725      5.712      5.700
     =========================================================================
      WAL (yr)               12.69       9.19       7.08       5.71       4.86
      MDUR (yr)               8.47       6.73       5.51       4.64       4.06
      First Prin Pay         Feb11      Apr09      Apr08      Jan08      Feb08
      Last Prin Pay          Nov27      May22      Jul18      Dec15      Jan14
     -------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED] Countrywide (sm)                  Computational Materials for
-------------------------------         Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                  Series 2004-13
A Countrywide Capital Markets
Company

------------------------------------------------------------------------------



     Class MF-7 (To Call)
     -------------------------------------------------------------------------
          Coupon                     5.900%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
      Yield @ 99.            5.938      5.928      5.917      5.905      5.894
     =========================================================================
      WAL (yr)               11.19       7.85       5.96       4.74       4.02
      MDUR (yr)               7.85       6.05       4.85       4.00       3.47
      First Prin Pay         Feb11      Apr09      Apr08      Jan08      Feb08
      Last Prin Pay          May19      Dec14      Jun12      Oct10      Sep09
     -------------------------------------------------------------------------


     Class MF-7 (To Maturity)
     -------------------------------------------------------------------------
          Coupon                     5.900%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
      Yield @ 99.88          5.940      5.932      5.923      5.913      5.905
     =========================================================================
      WAL (yr)               12.60       9.11       7.01       5.66       4.81
      MDUR (yr)               8.35       6.64       5.43       4.58       4.01
      First Prin Pay         Feb11      Apr09      Apr08      Jan08      Feb08
      Last Prin Pay          Jan27      Aug21      Nov17      May15      Aug13
     -------------------------------------------------------------------------


     Class MF-8 (To Call)
     -------------------------------------------------------------------------
          Coupon                     5.900%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
      Yield @ 98.92          6.061      6.087      6.115      6.145      6.173
     =========================================================================
      WAL (yr)               11.19       7.85       5.96       4.74       4.00
      MDUR (yr)               7.82       6.03       4.83       3.99       3.45
      First Prin Pay         Feb11      Apr09      Apr08      Jan08      Jan08
      Last Prin Pay          May19      Dec14      Jun12      Oct10      Sep09
     -------------------------------------------------------------------------


     Class MF-8 (To Maturity)
     -------------------------------------------------------------------------
          Coupon                     5.900%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
      Yield @ 98.92          6.056      6.078      6.101      6.125      6.148
     =========================================================================
      WAL (yr)               12.46       8.98       6.91       5.57       4.72
      MDUR (yr)               8.28       6.56       5.37       4.52       3.94
      First Prin Pay         Feb11      Apr09      Apr08      Jan08      Jan08
      Last Prin Pay          Dec25      Aug20      Feb17      Sep14      Jan13
     -------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED] Countrywide (sm)                  Computational Materials for
-------------------------------         Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                  Series 2004-13
A Countrywide Capital Markets
Company

------------------------------------------------------------------------------



     Class BF (To Call)
     -------------------------------------------------------------------------
          Coupon                     5.900%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       Yield @ 94.71         6.618      6.810      7.016      7.237      7.436
     =========================================================================
      WAL (yr)               11.19       7.85       5.96       4.74       4.00
      MDUR (yr)               7.71       5.95       4.77       3.94       3.41
      First Prin Pay         Feb11      Apr09      Apr08      Jan08      Jan08
      Last Prin Pay          May19      Dec14      Jun12      Oct10      Sep09
     -------------------------------------------------------------------------


     Class BF (To Maturity)
     -------------------------------------------------------------------------
          Coupon                     5.900%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       Yield @ 94.71         6.590      6.753      6.930      7.112      7.279
     =========================================================================
      WAL (yr)               12.19       8.76       6.73       5.43       4.60
      MDUR (yr)               8.05       6.37       5.20       4.37       3.81
      First Prin Pay         Feb11      Apr09      Apr08      Jan08      Jan08
      Last Prin Pay          Jul24      May19      Feb16      Dec13      May12
     -------------------------------------------------------------------------


     Class AV-1 (To Call)
     -------------------------------------------------------------------------
          Margin                      0.14%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       DM @ 100-00              14         14         14         14         14
     =========================================================================
      WAL (yr)                1.51       1.21       1.00       0.87       0.77
      MDUR (yr)               1.48       1.19       0.99       0.86       0.77
      First Prin Pay         Jan05      Jan05      Jan05      Jan05      Jan05
      Last Prin Pay          Jul07      Mar07      Oct06      Jul06      Apr06
     -------------------------------------------------------------------------


     Class AV-1 (To Maturity)
     -------------------------------------------------------------------------
          Margin                      0.14%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       DM @ 100-00              14         14         14         14         14
     =========================================================================
      WAL (yr)                1.51       1.21       1.00       0.87       0.77
      MDUR (yr)               1.48       1.19       0.99       0.86       0.77
      First Prin Pay         Jan05      Jan05      Jan05      Jan05      Jan05
      Last Prin Pay          Jul07      Mar07      Oct06      Jul06      Apr06
     -------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED] Countrywide (sm)                  Computational Materials for
-------------------------------         Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                  Series 2004-13
A Countrywide Capital Markets
Company

------------------------------------------------------------------------------



     Class AV-2 (To Call)
     -------------------------------------------------------------------------
          Margin                      0.27%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       DM @ 100-00              27         27         27         27         27
     =========================================================================
      WAL (yr)                5.49       3.87       3.00       2.28       2.07
      MDUR (yr)               5.05       3.65       2.87       2.21       2.01
      First Prin Pay         Jul07      Mar07      Oct06      Jul06      Apr06
      Last Prin Pay          Jun17      Jun13      Apr11      Dec07      Jun07
     -------------------------------------------------------------------------


     Class AV-2 (To Maturity)
     -------------------------------------------------------------------------
          Margin                      0.27%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       DM @ 100-00              27         27         27         27         27
     =========================================================================
      WAL (yr)                5.49       3.87       3.00       2.28       2.07
      MDUR (yr)               5.05       3.65       2.87       2.21       2.01
      First Prin Pay         Jul07      Mar07      Oct06      Jul06      Apr06
      Last Prin Pay          Jun17      Jun13      Apr11      Dec07      Jun07
     -------------------------------------------------------------------------

     Class AV-3 (To Call)
     -------------------------------------------------------------------------
          Margin                      0.40%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       DM @ 100-00              40         40         40         40         40
     =========================================================================
      WAL (yr)               14.09       9.70       7.24       5.47       2.62
      MDUR (yr)              11.67       8.51       6.57       5.07       2.53
      First Prin Pay         Jun17      Jun13      Apr11      Dec07      Jun07
      Last Prin Pay          May19      Dec14      Jun12      Oct10      Oct07
     -------------------------------------------------------------------------


     Class AV-3 (To Maturity)
     -------------------------------------------------------------------------
          Margin                      0.40%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       DM @ 100-00              45         46         46         46         40
     =========================================================================
      WAL (yr)               16.88      11.65       8.62       6.51       2.62
      MDUR (yr)              13.39       9.90       7.64       5.92       2.53
      First Prin Pay         Jun17      Jun13      Apr11      Dec07      Jun07
      Last Prin Pay          May30      Sep23      Dec18      Sep15      Oct07
     -------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED] Countrywide (sm)                  Computational Materials for
-------------------------------         Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                  Series 2004-13
A Countrywide Capital Markets
Company

------------------------------------------------------------------------------



     Class AV-4 (To Call)
     -------------------------------------------------------------------------
          Margin                      0.29%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       DM @ 100-00              29         29         29         29         29
     =========================================================================
      WAL (yr)                4.56       3.26       2.53       1.96       1.60
      MDUR (yr)               4.14       3.05       2.41       1.89       1.56
      First Prin Pay         Jan05      Jan05      Jan05      Jan05      Jan05
      Last Prin Pay          May19      Dec14      Jun12      Oct10      Oct07
     -------------------------------------------------------------------------


     Class AV-4 (To Maturity)
     -------------------------------------------------------------------------
          Margin                      0.29%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       DM @ 100-00              30         30         30         30         29
     =========================================================================
      WAL (yr)                4.77       3.40       2.63       2.04       1.60
      MDUR (yr)               4.27       3.15       2.49       1.96       1.56
      First Prin Pay         Jan05      Jan05      Jan05      Jan05      Jan05
      Last Prin Pay          May30      Sep23      Dec18      Sep15      Oct07
     -------------------------------------------------------------------------

     Class AV-5 (To Call)
     -------------------------------------------------------------------------
          Margin                      0.33%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       DM @ 100-00              33         33         33         33         33
     =========================================================================
      WAL (yr)                4.56       3.26       2.53       1.96       1.60
      MDUR (yr)               4.13       3.04       2.41       1.89       1.56
      First Prin Pay         Jan05      Jan05      Jan05      Jan05      Jan05
      Last Prin Pay          May19      Dec14      Jun12      Oct10      Oct07
     -------------------------------------------------------------------------


     Class AV-5 (To Maturity)
     -------------------------------------------------------------------------
          Margin                      0.33%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       DM @ 100-00              34         34         34         34         33
     =========================================================================
      WAL (yr)                4.77       3.40       2.63       2.04       1.60
      MDUR (yr)               4.26       3.15       2.49       1.96       1.56
      First Prin Pay         Jan05      Jan05      Jan05      Jan05      Jan05
      Last Prin Pay          May30      Sep23      Dec18      Sep15      Oct07
     -------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED] Countrywide (sm)                  Computational Materials for
-------------------------------         Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                  Series 2004-13
A Countrywide Capital Markets
Company

------------------------------------------------------------------------------



     Class MV-1 (To Call)
     -------------------------------------------------------------------------
          Margin                      0.52%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       DM @ 100-00              52         52         52         52         52
     =========================================================================
      WAL (yr)                9.03       6.19       4.85       4.78       4.34
      MDUR (yr)               7.83       5.61       4.50       4.47       4.08
      First Prin Pay         Jul09      Feb08      May08      Feb09      Oct07
      Last Prin Pay          May19      Dec14      Jun12      Oct10      Sep09
     -------------------------------------------------------------------------


     Class MV-1 (To Maturity)
     -------------------------------------------------------------------------
          Margin                      0.52%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       DM @ 100-00              53         53         53         53         57
     =========================================================================
      WAL (yr)                9.61       6.59       5.13       4.99       5.50
      MDUR (yr)               8.19       5.90       4.72       4.64       5.05
      First Prin Pay         Jul09      Feb08      May08      Feb09      Oct07
      Last Prin Pay          Nov27      Apr21      Jan17      Apr14      Jul13
     -------------------------------------------------------------------------


     Class MV-2 (To Call)
     -------------------------------------------------------------------------
          Margin                      0.56%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       DM @ 100-00              56         56         56         56         56
     =========================================================================
      WAL (yr)                9.03       6.19       4.79       4.37       4.43
      MDUR (yr)               7.81       5.60       4.44       4.10       4.16
      First Prin Pay         Jul09      Feb08      Apr08      Sep08      Dec08
      Last Prin Pay          May19      Dec14      Jun12      Oct10      Sep09
     -------------------------------------------------------------------------


     Class MV-2 (To Maturity)
     -------------------------------------------------------------------------
          Margin                      0.56%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       DM @ 100-00              57         57         57         57         57
     =========================================================================
      WAL (yr)                9.59       6.57       5.06       4.57       4.59
      MDUR (yr)               8.16       5.87       4.65       4.26       4.29
      First Prin Pay         Jul09      Feb08      Apr08      Sep08      Dec08
      Last Prin Pay          Jan27      Jul20      Jul16      Nov13      Jan12
     -------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED] Countrywide (sm)                  Computational Materials for
-------------------------------         Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                  Series 2004-13
A Countrywide Capital Markets
Company

------------------------------------------------------------------------------



     Class MV-3 (To Call)
     -------------------------------------------------------------------------
          Margin                      0.60%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       DM @ 100-00              60         60         60         60         60
     =========================================================================
      WAL (yr)                9.03       6.19       4.77       4.21       4.00
      MDUR (yr)               7.80       5.59       4.42       3.95       3.78
      First Prin Pay         Jul09      Feb08      Mar08      Jul08      Sep08
      Last Prin Pay          May19      Dec14      Jun12      Oct10      Sep09
     -------------------------------------------------------------------------


     Class MV-3 (To Maturity)
     -------------------------------------------------------------------------
          Margin                      0.60%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       DM @ 100-00              61         61         61         61         61
     =========================================================================
      WAL (yr)                9.56       6.55       5.02       4.40       4.14
      MDUR (yr)               8.12       5.85       4.61       4.10       3.90
      First Prin Pay         Jul09      Feb08      Mar08      Jul08      Sep08
      Last Prin Pay          Mar26      Nov19      Dec15      Jun13      Sep11
     -------------------------------------------------------------------------


     Class MV-4 (To Call)
     -------------------------------------------------------------------------
          Margin                      0.93%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       DM @ 100-00              93         93         93         93         93
     =========================================================================
      WAL (yr)                9.03       6.19       4.75       4.13       3.82
      MDUR (yr)               7.66       5.52       4.36       3.84       3.59
      First Prin Pay         Jul09      Feb08      Mar08      Jun08      Jun08
      Last Prin Pay          May19      Dec14      Jun12      Oct10      Sep09
     -------------------------------------------------------------------------


     Class MV-4 (To Maturity)
     -------------------------------------------------------------------------
          Margin                      0.93%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       DM @ 100-00              95         95         95         95         94
     =========================================================================
      WAL (yr)                9.54       6.53       4.99       4.30       3.95
      MDUR (yr)               7.96       5.76       4.54       3.98       3.70
      First Prin Pay         Jul09      Feb08      Mar08      Jun08      Jun08
      Last Prin Pay          Aug25      May19      Aug15      Mar13      Jul11
     -------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED] Countrywide (sm)                  Computational Materials for
-------------------------------         Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                  Series 2004-13
A Countrywide Capital Markets
Company

------------------------------------------------------------------------------


     Class MV-5 (To Call)
     -------------------------------------------------------------------------
          Margin                      1.00%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       DM @ 100-00             100        100        100        100        100
     =========================================================================
      WAL (yr)                9.03       6.19       4.74       4.07       3.70
      MDUR (yr)               7.63       5.51       4.34       3.78       3.47
      First Prin Pay         Jul09      Feb08      Feb08      May08      Apr08
      Last Prin Pay          May19      Dec14      Jun12      Oct10      Sep09
     -------------------------------------------------------------------------


     Class MV-5 (To Maturity)
     -------------------------------------------------------------------------
          Margin                      1.00%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       DM @ 100-00             102        102        102        102        101
     =========================================================================
      WAL (yr)                9.51       6.51       4.96       4.23       3.82
      MDUR (yr)               7.91       5.73       4.51       3.91       3.57
      7 First Prin Pay       Jul09      Feb08      Feb08      May08      Apr08
      Last Prin Pay          Dec24      Oct18      Mar15      Nov12      Apr11
     -------------------------------------------------------------------------


     Class MV-6 (To Call)
     -------------------------------------------------------------------------
          Margin                      1.10%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       DM @ 100-00             110        110        110        110        110
     =========================================================================
      WAL (yr)                9.03       6.19       4.73       4.02       3.60
      MDUR (yr)               7.59       5.49       4.32       3.73       3.38
      First Prin Pay         Jul09      Feb08      Feb08      Apr08      Mar08
      Last Prin Pay          May19      Dec14      Jun12      Oct10      Sep09
     -------------------------------------------------------------------------


     Class MV-6 (To Maturity)
     -------------------------------------------------------------------------
          Margin                      1.10%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       DM @ 100-00             112        112        112        112        111
     =========================================================================
      WAL (yr)                9.46       6.47       4.93       4.16       3.71
      MDUR (yr)               7.85       5.68       4.47       3.85       3.46
      First Prin Pay         Jul09      Feb08      Feb08      Apr08      Mar08
      Last Prin Pay          Feb24      Mar18      Oct14      Jul12      Jan11
     -------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED] Countrywide (sm)                  Computational Materials for
-------------------------------         Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                  Series 2004-13
A Countrywide Capital Markets
Company

------------------------------------------------------------------------------



     Class MV-7 (To Call)
     -------------------------------------------------------------------------
          Margin                      1.60%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       DM @ 100-00             160        160        160        160        160
     =========================================================================
      WAL (yr)                9.03       6.19       4.73       3.98       3.54
      MDUR (yr)               7.40       5.39       4.26       3.65       3.28
      First Prin Pay         Jul09      Feb08      Feb08      Mar08      Feb08
      Last Prin Pay          May19      Dec14      Jun12      Oct10      Sep09
     -------------------------------------------------------------------------


     Class MV-7 (To Maturity)
     -------------------------------------------------------------------------
          Margin                      1.60%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       DM @ 100-00             162        162        162        162        162
     =========================================================================
      WAL (yr)                9.40       6.43       4.89       4.10       3.62
      MDUR (yr)               7.60       5.54       4.37       3.74       3.35
      First Prin Pay         Jul09      Feb08      Feb08      Mar08      Feb08
      Last Prin Pay          Apr23      Jul17      Apr14      Feb12      Sep10
     -------------------------------------------------------------------------


     Class MV-8 (To Call)
     -------------------------------------------------------------------------
          Margin                      1.75%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       DM @ 100-00             175        175        175        175        175
     =========================================================================
      WAL (yr)                9.03       6.19       4.72       3.96       3.48
      MDUR (yr)               7.34       5.36       4.22       3.62       3.22
      First Prin Pay         Jul09      Feb08      Jan08      Feb08      Jan08
      Last Prin Pay          May19      Dec14      Jun12      Oct10      Sep09
     -------------------------------------------------------------------------


     Class MV-8 (To Maturity)
     -------------------------------------------------------------------------
          Margin                      1.75%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       DM @ 100-00             177        177        177        176        176
     =========================================================================
      WAL (yr)                9.31       6.36       4.83       4.04       3.54
      MDUR (yr)               7.50       5.47       4.30       3.68       3.27
      First Prin Pay         Jul09      Feb08      Jan08      Feb08      Jan08
      Last Prin Pay          Mar22      Oct16      Sep13      Sep11      May10
     -------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED] Countrywide (sm)                  Computational Materials for
-------------------------------         Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                  Series 2004-13
A Countrywide Capital Markets
Company

------------------------------------------------------------------------------



     Class BV (To Call)
     -------------------------------------------------------------------------
          Margin                      2.90%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       DM @ 100-00             290        290        290        290        290
     =========================================================================
      WAL (yr)                9.03       6.19       4.71       3.93       3.45
      MDUR (yr)               6.93       5.13       4.08       3.49       3.11
      First Prin Pay         Jul09      Feb08      Jan08      Feb08      Dec07
      Last Prin Pay          May19      Dec14      Jun12      Oct10      Sep09
     -------------------------------------------------------------------------


     Class BV (To Maturity)
     -------------------------------------------------------------------------
          Margin                      2.90%
     -------------------------------------------------------------------------
     Percent of Pricing        50%        75%       100%       125%       150%
     Prepayment Speed

     =========================================================================
       DM @ 100-00             291        291        291        291        291
     =========================================================================
      WAL (yr)                9.18       6.27       4.76       3.96       3.46
      MDUR (yr)               7.00       5.18       4.11       3.51       3.12
      First Prin Pay         Jul09      Feb08      Jan08      Feb08      Dec07
      Last Prin Pay          Mar21      Jan16      Mar13      Apr11      Jan10
     -------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
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